SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 7, 2002


                   THE BLUEBOOK INTERNATIONAL HOLDING COMPANY

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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            DELAWARE                1-16187               98-0125787
  ------------------------    --------------------    ----------------------
        (STATE OR OTHER         (COMMISSION FILE        (IRS EMPLOYER
        JURISDICTION OF             NUMBER)           IDENTIFICATION NO.)
        INCORPORATION)

        21098 BAKE PARKWAY, SUITE 100, LAKE FOREST, CALIFORNIA 92630-2163

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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 731-3389


                   ------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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                                TABLE OF CONTENTS
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     Item 4. Changes in Registrant's Certifying Accountant.
     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 16.1

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)     DISMISSAL  OF  PRINCIPAL  ACCOUNTANT.

Effective November 4, 2002, we dismissed our principal independent accountant, Good Swartz Brown & Berns LLP, of Los Angeles, California. Our board of directors approved the replacement of Good Swartz Brown & Berns with Weinberg & Company, P.A., of Los Angeles, California.

The report of Good Swartz Brown & Berns on our financial statements for the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The dismissal of Good Swartz Brown & Berns was effective as of November 4, 2002 and was not due to any disagreement between us and Good Swartz Brown & Berns.

During the two fiscal years prior to and preceding the resignation of Good Swartz Brown & Berns and any subsequent interim period preceding such resignation, there were no disagreements with Good Swartz Brown & Berns on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Good Swartz Brown & Berns would have caused them to make reference thereto in their report on our financial statements for the period.

We have provided Good Swartz Brown & Berns with a copy of the disclosures contained in this Report and have requested that Good Swartz Brown & Berns furnish to us a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this Report. A copy of Good Swartz Brown & Berns' letter is attached as Exhibit 16.1 to this Report.

(b)     ENGAGEMENT  OF  NEW  INDEPENDENT  ACCOUNTANT.

Effective November 4, 2002, the Company engaged Weinberg & Company, P.A., Los Angeles, California, as its independent auditor.

ITEM 7(c).     FINANCIAL  STATEMENT  AND  EXHIBITS.

(c) Exhibits

Exhibit
Number                               Description
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16.1           Letter from Good Swartz Brown & Berns addressed to the Securities and Exchange Commission.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 7, 2002                        THE BLUEBOOK INTERNATIONAL HOLDING
                                              COMPANY


                                              By:  /s/ Mark A. Josipovich
                                                   -----------------------------
                                                   Mark A. Josipovich, President



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
                                INDEX TO EXHIBITS


   Exhibit
   Number            Description
-------------  -----------------------------------------------------------------

    16.1 Letter from Good Swartz Brown & Berns addressed to the Securities and Exchange Commission.



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